SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                   FORM 8-K/A
                                 CURRENT REPORT
                                (Amendment No. 3)

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                December 30, 2002

                            Rexhall Industries, Inc.
               (Exact name of registrant as specified in charter)

California                   0-10067                            95-4135907
(State or other            (Commission                         (IRS Employer
jurisdiction of            File Number)                      Identification No.)
incorporation)

46147 7th Street West, Lancaster California     93534
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(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:           (661) 726-0565
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                                EXPLANATORY NOTE

The purpose of this Form 8-K/A (Amendment No. 3) is to file the letter dated September 26, 2003 from KPMG LLP to the Securities and Exchange Commission received in response to the Form 8-K/A (Amendment No. 2) which registrant filed on September 15, 2003.

Item 1. Changes in Control of Registrant.
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                  Not applicable.

Item 2. Acquisition or Disposition of Assets.
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                  None.

Item 3. Bankruptcy or Receivership.
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                  Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.
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                  See Item 7(c).

Item 5. Other Events and Regulation FD Disclosure.
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                  Not applicable.

Item 6. Resignations of Registrant's Directors.
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                  Not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a) Financial Statements.

                                    Not applicable.

                  (b) Pro forma financial information.

                                    Not applicable.

                  (c)      Exhibits

                  The following exhibit is filed herewith:

                  Exhibit 16(b) Letter, dated September 26, 2003, from KPMG LLP to the Securities and Exchange Commission.



Item 8. Change in Fiscal Year
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                  Not applicable.

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Item 9. Regulation FD Disclosure.
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                  Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision
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of the Code of Ethics.
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                  Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit
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Plans
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                  Not applicable.

Item 12. Results of Operations and Financial Condition.
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                  Not applicable.



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                                 SIGNATURES
                                 ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                                     Rexhall Industries, Inc.
                                                    -------------------------
                                                           (Registrant)


Date: September 30, 2003                By:/s/ William J. Rex
                                           ------------------------------
                                             William J. Rex,
                                             President, Chief Executive Officer
                                             and Interim Chief Financial Officer